           THIS CERTIFICATE IS TRANSFERABLE IN MINNEAPOLIS, MINNESOTA

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                    EXHIBIT 4(x)


               WELLS FARGO & COMPANY [CUMULATIVE] [NONCUMULATIVE]
             CONVERTIBLE [PREFERRED] [PREFERENCE] STOCK, SERIES ___

        NUMBER                                                   SHARES
      SPECIMEN                                                  SPECIMEN

                              WELLS FARGO & COMPANY
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



            THIS CERTIFIES THAT    SPECIMEN
                                   ---------------------------------------------

                IS THE OWNER OF    SPECIMEN
                                   ---------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE (STATED VALUE $___ PER SHARE) OF [CUMULATIVE] [NONCUMULATIVE] CONVERTIBLE [PREFERRED] [PREFERENCE] STOCK, SERIES ____, OF

Wells Fargo & Company, transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


         Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:                                    Chairman
 Norwest Bank Minnesota,
  National Association

TRANSFER AGENT AND REGISTRAR                                     Secretary

BY

                                      SEAL

AUTHORIZED SIGNATURE

                              WELLS FARGO & COMPANY

         WELLS FARGO & COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH WELLS FARGO & COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF WELLS FARGO & COMPANY OR TO THE TRANSFER AGENT

                              ---------------------

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common              UNIF GIFT MIN ACT -        Custodian
                                                                -----------------------
                                                                (Cust)          (Minor)
TEN ENT  -as tenants by the entireties                        Under Uniform Gifts to Minors

JT TEN   -as joint tenants with right                Act _______________________________
          of survivorship and not as                                  (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

         For value received, _____________________________________________
hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------


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--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

                                                                        Attorney
----------------------------------------------------------------------

to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -------------------------     -------------------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED BY: